UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 11, 2025
NOVELIS INC.
(Exact name of registrant as specified in its charter)

Canada	001-32312	98-0442987
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
3550 Peachtree Road NE, Suite 1100, Atlanta, Georgia 30326
(Address of Principal Executive Offices)
(404) 760-4000
(Registrant's Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01    Other Events.
On August 11, 2025, Novelis Inc. (the "Company") issued a press release announcing the pricing of an offering (the "Private Offering") by its wholly-owned subsidiary, Novelis Corporation ("Novelis"), of $750 million aggregate principal amount of 6.375% senior unsecured notes due August 2033 (the "Notes") in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). The Notes were priced at par value and will bear an interest rate of 6.375% per annum.
The Notes and the related guarantees have not been, and will not be, registered under the Securities Act, or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and the rules promulgated thereunder.
Novelis expects to close the offering of the Notes on August 18, 2025, subject to the satisfaction of customary closing conditions. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information furnished in this Current Report on Form 8-K pursuant to Item 8.01, including the information contained in the press release attached as Exhibit 99.1, is neither an offer to sell nor a solicitation of an offer to buy the Notes or the related guarantees in the Private Offering.
Forward-Looking Statements
Statements made in this Current Report on Form 8-K which describe the Company's intentions, expectations, beliefs or predictions may be forward-looking within the meaning of securities laws. Forward-looking statements include statements preceded by, followed by, or including the words "believes," "expects," "anticipates," "plans," "estimates," "projects," "forecasts," or similar expressions. Examples of forward-looking statements in this Current Report on Form 8-K are statements about the Private Offering of the Notes and the use of proceeds therefrom. The Company cautions that, by their nature, forward-looking statements involve risk and uncertainty and the Company's actual results could differ materially from those expressed or implied in such statements. The Company does not intend, and the Company disclaims any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release, dated August 11, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVELIS INC.
Date: August 11, 2025	By:	/s/ Christopher Courts
Name: Christopher Courts
Title: Executive Vice President and Chief Legal Officer